SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - February 19, 2002
                       ----------------------------------
                        (Date of Earliest Event Reported)




                              EQUITY ONE ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)




   Delaware                        333-53404                   52-2029487
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(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)



     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160



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Item 5.   Other Events.
          -------------

          Filing of Certain Materials.
          ----------------------------

          Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the "Form 8-K"), Equity One ABS, Inc. is filing a prospectus and prospectus supplement (the "Prospectus Supplement") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2002-1.

          Incorporation of Certain Documents by Reference.
          ------------------------------------------------

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, which have been audited by KPMG LLP and were included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 28, 2001; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2001 and for the periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15,
2001); June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001); September 30, 2001 and for the periods ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2001 (which was filed with the Securities and Exchange Commission on November 14, 2001), and Current Reports on Form 8-K filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2001, September 17, 2001, September 19, 2001, October 22, 2001, December 4, 2001 and January 25, 2002, as they related to Ambac Assurance Corporation and subsidiaries, are hereby incorporated by reference into this Form 8-K, and shall be deemed to be a part hereof. The consent of KPMG LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as "Experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)       Not applicable.

          (b)       Not applicable.

          (c)       Exhibits:

                    23.1      Consent of KPMG LLP.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Senior Vice President and CFO


Dated:   February 19, 2002


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



                                  Exhibit Index
                                  -------------



Exhibit           Document
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23.1              Consent of KPMG LLP





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